Financial Results Fourth Quarter 2024 Exhibit 99.2

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “continue,” “could,” “decline,” “enhance,” “estimate,” “expanding,” “expect,” “grow,” “growth,” “improve,” “increase,” “may,” “pending,” “plan,” “position,” “preliminary,” “remain,” “rising,” “should,” “slow,” “stable,” “strategy,” “well-positioned,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers; general economic conditions, whether national or regional, and conditions in the lending markets in which we participate may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction and SBA loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted revenue, adjusted noninterest income, adjusted noninterest expense, adjusted noninterest expense to average assets, adjusted income before income taxes, adjusted income tax provision (benefit), adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average shareholders’ equity, adjusted return on average tangible common equity, adjusted tangible common equity, adjusted tangible assets and adjusted tangible common equity to adjusted tangible assets are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 2

Fourth Quarter 2024 Highlights  Net income of $7.3 million, up 4.9% from 3Q24  Diluted EPS of $0.83, up 3.8% from 3Q24  Adjusted total revenue of $34.8 million1, up 2.8% from 3Q24 – 4Q24 amount includes $4.7 million of prepayment and terminated interest rate swap gains 3  Net interest margin of 1.67% and FTE NIM of 1.75%1,2, both up 5 bps from 3Q24  Deposit costs declined 17 bps while the yield on interest earning assets only declined 6 bps  SBA GOS revenue of $8.6 million; impacted by timing of originations during the quarter  NPAs to total assets of 0.50%  Excluding AOCI and adjusting for normalized cash balances, adjusted TCE / TA was 7.40%1  Tangible book value per share decreased 0.3% to $43.771 due to an increase in AOCI 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 On a fully-taxable equivalent ("FTE") basis assuming a 21% tax rate  Noninterest expense to avg. assets of 1.65%  Total portfolio loan balances increased 3.3% from 3Q24  Weighted average yield on new loans funded in 4Q24 was 7.26%  Loans to deposits ratio of 84.5%  Strong deposit growth driven by fintech partnerships  Capital position remains solid  TCE / TA of 6.62%1; CET1 ratio of 9.30%

Loan Portfolio Overview  Total portfolio loan balances increased $134.8 million, or 3.3%, from 3Q24  Commercial loan balances increased $139.1 million, or 4.3%, from 3Q24  Consumer loan balances decreased $2.0 million, or 0.2%, from 3Q24  4Q24 funded portfolio loan origination yields were 7.26%, down from 3Q24 reflecting Federal Reserve rate cuts  Office exposure continues to be less than 1% of total loan balances and is limited to suburban and medical 4 Loan Portfolio Mix1 1 Percentages may not add up to 100% due to rounding 2 Includes commercial and industrial and owner-occupied commercial real estate balances Dollars in millions 2 11% 10% 10% 9% 9% 9% 10% 10% 16% 16% 10% 7% 7% 12% 11% 9%3% 9% 14% 13% 1% 2% 4% 4% 4% 6% 8% 2% 4% 10% 18% 14% 8% 6% 4% 21% 26% 24% 21% 21% 18% 14% 12% 39% 34% 35% 32% 31% 27% 25% 23% 3% 2% 3% 4% 6% 8% 10% 16% 10% 7% 6% 6% 6% 5% 5% 4% $2,091 $2,716 $2,964 $3,059 $2,888 $3,499 $3,840 $4,171 2017 2018 2019 2020 2021 2022 2023 2024 Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer

$2,109.4 43% $957.9 19% $431.0 9% $643.2 13% $320.0 6% $471.7 10% Consumer Small Business Commercial Fintech Public Funds Brokered2 $111.6 2% $278.3 6% $19.8 1% $430.6 9% $753.1 16% $643.2 13% $2,133.5 42% $563.0 11% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial Fintech deposits Certificates of deposits Brokered deposits Deposit Composition 5  Total deposits increased 2.8% from 3Q24 and are up 21.3% from 4Q23  Diversified deposit base comprised of consumer, small business, fintech, commercial and public funds  Deposit base is further diversified by product type among checking, money market/savings and CDs  Quarterly deposit increase driven by continued growth in fintech partnership deposits, which includes noninterest- bearing deposits 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds 2 Public funds includes $91.3 million of deposits that are classified as brokered for regulatory purposes 1 Deposits by Customer Type – 12/31/24 Dollars in millions Total Deposits – $4.9B as of 12/31/24 Dollars in millions Average Balance (Dollars in thousands) $49.1 $84.9 $220.4 $52.4 $569.4

Liquidity and 4Q24 Deposit Update 6  Cash and unused borrowing capacity totaled $2.2 billion at December 31, 2024 – Currently represents 173% of total uninsured deposits and 222% of adjusted uninsured deposits  Growth in fintech deposits supplemented by CD production  Excess liquidity used to fund loan growth and securities purchases as well as pay down FHLB borrowings  Loan to deposits ratio remains favorable at 84.5% 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds Cost of Funds by Deposit TypeTotal Deposits by Quarter Dollars in millions 3% 3% 2% 2% 2%6% 6% 6% 5% 6%1% 1% 1% 1% 0% 11% 10% 10% 9% 9% 20% 19% 16% 16% 15% 5% 6% 11% 11% 13% 54% 55% 54% 56% 55% 4Q23 1Q24 2Q24 3Q24 4Q24 Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial Fintech deposits Certificates and brokered deposits 1 $4,067.0 $4,273.8 $4,933.2 4Q23 1Q24 2Q24 3Q24 4Q24 Interest-bearing demand deposits 1.71% 2.03% 2.18% 2.24% 2.01% Savings accounts 0.85% 0.86% 0.84% 0.84% 0.85% Money market accounts 4.12% 4.18% 4.23% 4.22% 3.96% Fintech – brokered deposits 4.38% 4.39% 4.37% 4.37% 4.03% Certificates of deposits 4.55% 4.70% 4.78% 4.75% 4.71% Brokered deposits 4.70% 4.79% 4.78% 4.98% 4.68% Total interest-bearing deposits 4.14% 4.25% 4.29% 4.30% 4.13% $4,797.7$4,273.9

Net Interest Income and Net Interest Margin  Net interest income on a GAAP and FTE basis were up 8.2% and 7.9%, respectively, from 3Q24  NIM and FTE NIM1 benefiting from interest-bearing liability costs declining at a faster pace than asset yields  Strong loan production at rates well above the overall portfolio yield  Deposit costs declined from 3Q24; Fed rate cuts positively impacting deposit pricing 7 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Yield on Loans and Cost of Interest-Bearing Deposits Net Interest Margin – GAAP and FTE1 5.50% 5.73% 5.83% 5.90% 5.93% 4.14% 4.25% 4.29% 4.30% 4.13% 4Q23 1Q24 2Q24 3Q24 4Q24 Yield on loans Cost of interest-bearing deposits $19.8 $20.7 $21.3 $21.8 $23.6 $21.0 $21.9 $22.5 $22.9 $24.7 4Q23 1Q24 2Q24 3Q24 4Q24 GAAP FTE 1.58% 1.66% 1.67% 1.62% 1.67% 1.68% 1.75% 1.76% 1.70% 1.75% 4Q23 1Q24 2Q24 3Q24 4Q24 GAAP FTE Net Interest Income – GAAP and FTE1 Dollars in millions

Net Interest Margin Drivers 8 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Net Interest Margin – FTE1 Linked-Quarter Change Monthly Rate Paid on Int. Bearing Deposits vs. Fed Funds  Linked-quarter FTE NIM1 increased 5 bps from 3Q24; benefited from lower interest-bearing liability costs – Weighted average yield of 7.26% on funded portfolio originations during 4Q24, remaining well above total portfolio yield – Securities yields were down slightly while other earning assets yield declined 54 bps, reflecting Fed rate cuts – Interest reversals on problem SBA and franchise finance loans negatively impacted NIM by 4 bps  Deposit costs decreased 17 bps from 3Q24 to 4.13% for 4Q24 – Deposit costs positively impacted by Fed rate cuts and CD repricing – Weighted average cost of new CDs in 4Q24 was 4.23% vs cost of maturing CDs of 5.01% – Cost of maturing CDs in 1Q25 is 5.06% and in 2Q25 is 4.95% +7 bps -10 bps+3 bps 1.70% 1.75% +5 bps 4.22% 4.24% 4.29% 4.28% 4.31% 4.28% 4.27% 4.34% 4.30% 4.20% 4.15% 4.06% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 4.83% 4.83% 4.58% 4.33% Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Int. Bearing Deposits Fed Funds Effective

Noninterest Income 9 Dollars in millions Noninterest Income by Type Dollars in millions Noninterest Income by Quarter  Noninterest income of $15.9 million, up 32.5% from $12.0 million in 3Q24 – 4Q24 amount includes $4.7 million of prepayment and terminated interest rate swap gains related to the paydown of FHLB advances – Adjusted noninterest income of $11.2 million was down 6.9% from 3Q24  Gain on sale of loans of $8.6 million, down 13.7% from $9.9 million in 3Q24 – SBA loan sale volume down 18.5% from 3Q24; impacted by timing of originations during the quarter – Net gain on sale premiums increased 30 bps from 3Q24 $0.2 $1.4 $8.6 $5.7 Service charges and fees Net loan servicing revenue Gain on sale of loans Other $7.4 $8.3 $11.0 $12.0 $15.9 4Q23 1Q24 2Q24 3Q24 4Q24 Core Non-Core $4.7 $11.2 1 4Q24 noninterest income includes $4.7 million of prepayment and terminated interest rate swap gains related to the paydown of FHLB advances; see Reconciliation of Non-GAAP Financial Measures in the Appendix

Noninterest Expense 10 1 2Q24 noninterest expense includes $0.5 million of IT termination fees and $0.1 million of anniversary expenses; see Reconciliation of Non-GAAP Financial Measures in the Appendix Dollars in millions Noninterest Expense by Quarter Noninterest Expense to Average Assets 1.73%1.71% 1.55% 1.54% 1.62% 1.68% 1.64% 1.65% 4Q23 1Q24 2Q24 3Q24 4Q24 Core Non-core items 1 1.64%$20.1 $21.0 $22.3 $22.8 $24.0 4Q23 1Q24 2Q24 3Q24 4Q24 Core Non-core items 1  Noninterest expense of $24.0 million, up 5.1% from $22.8 million in 3Q24  Salaries and employee benefits increased $0.6 million, or 4.4%, as the Company continued to invest in small business lending, risk management and information technology  Other noninterest expense increased $0.2 million, or 16.0%, due to certain seasonal expenses  Deposit insurance premium increased $0.2 million, or 20.1%, due to year-over-year asset growth $21.8

Asset Quality  Allowance for credit losses to total loans of 1.07% in 4Q24, down 6 bps from 3Q24 – Small business lending ACL to unguaranteed balances of 5.7%  Quarterly provision for credit losses was $7.2 million, compared to $3.4 million in 3Q24 – Increase in provision reflects NCO action taken and quarterly loan growth, offset by decline in specific reserves  Net charge-offs to average loans of 0.91%, compared to 0.15% in 3Q24 – Recognized $9.4 million of NCOs as action was taken to resolve problem SBA loans – $3.4 million of NCOs had existing specific reserves  Nonperforming loans to total loans increased to 0.68% from 0.56% in 3Q24 11 0.26% 0.33% 0.33% 0.56% 0.68% 4Q23 1Q24 2Q24 3Q24 4Q24 0.20% 0.25% 0.24% 0.39% 0.50% 4Q23 1Q24 2Q24 3Q24 4Q24 NPLs to Total Loans NPAs to Total Assets Net Charge-Offs to Avg. Loans 0.12% 0.05% 0.14% 0.15% 0.91% 4Q23 1Q24 2Q24 3Q24 4Q24

Capital  Tangible common equity to tangible assets increased 8 bps from 3Q24 to 6.62%1 – Smaller balance sheet more than offset the impact of higher interest rates on AOCI  Tangible book value per share of $43.771, down 0.3% from 3Q24 and up 5.7% from 4Q23  CET1 and TRBC ratios at both the Company and the Bank, adjusted for all unrealized securities losses, remain well above regulatory minimum requirements  Total after-tax unrealized securities losses represent 13.2% of tangible equity 12 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports Company Bank Total shareholders' equity to assets 6.69% 8.01% Tangible common equity to tangible assets1 6.62% 7.93% Tier 1 leverage ratio 6.91% 8.22% Common equity tier 1 capital ratio 9.30% 11.06% Tier 1 capital ratio 9.30% 11.06% Total risk-based capital ratio 12.61% 12.11% $27.93 $30.82 $33.29 $38.51 $39.74 $41.43 $43.77 2018 2019 2020 2021 2022 2023 2024 Tangible Book Value Per Share1 Regulatory Capital Ratios – December 31, 20242

Small Business Lending  $331.9 million of balances as of December 31, 2024  Nationwide platform providing growth capital to entrepreneurs and small business owners  Diversified by geography and industry type  8th largest Small Business Administration 7(a) lender for the SBA’s 2025 fiscal year-to-date 1313 Managed SBA 7(a) Loans Portfolio Mix by State Portfolio Mix by Major Industry 16% 16% 10% 9%6% 5% 38% FL TX MI CA IN IL Other 20% 18% 18% 12% 9% 23% Services Retail Trade Construction Accommodation and Food Services Manufacturing Other

Construction and Investor Commercial Real Estate  $683.0 million of combined balances as of December 31, 2024  Average current loan balance of $10.4 million for investor CRE  Average commitment sizes for construction – Commercial construction/development: $23.0 million – Residential construction/development: $2.1 million 14 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry  4Q24 unfunded commitment balances – Commercial construction/development: $417.0 million – Residential construction/development: $60.5 million  Minimal office exposure; 0.8% of combined balances consisting of suburban and medical office space 58% 38% 4% Commercial Construction/ Development Investor Commercial Real Estate Residential Construction/ Development 46% 23% 18% 4% 3% 2% 2% 1% 1% Multifamily/Mixed Use Industrial Warehouse Hospitality Residential Land Development Other Residential Construction Commercial Land Retail Suburban & Medical Office 53% 17% 10% 6% 4% 10% IN AZ CA FL CO Other

Franchise Finance  $536.9 million of balances as of December 31, 2024  Focused on providing growth financing to franchisees in a variety of industry segments  Diversified by geography, industry and brand  Average loan size of $0.8 million 15 Portfolio Mix by Borrower Use Portfolio Mix by State Portfolio Mix by Brand 131 22% 15% 13%13% 10% 5% 22% Limited-Service Restaurants Indoor Recreation Beauty Salons Snacks and Nonalcoholic Beverages Fitness and Recreational Sports Centers Other Personal Care Services Other 14% 12% 6% 5% 5% 4% 3% 51% TX CA FL PA MI GA NY Other 9% 8% 6% 6% 5% 5% 61% Urban Air Adventure Park Scooter's Coffee My Salon Suite Goldfish Swim School Jersey Mike's Restore Hyper Wellness Other

Single Tenant Lease Financing  $949.7 million of balances as of December 31, 2024  Long-term financing of single tenant properties occupied by historically strong national and regional tenants  Weighted-average portfolio LTV of 45%  Average loan size of $1.3 million 16 Portfolio Mix by Major Vertical Portfolio Mix by Major Tenant Portfolio Mix by Geography  Strong historical credit performance  No delinquencies in this portfolio  Minimal office exposure; 1.3% of loan balances consisting of medical office space 26% 22% 16% 14% 7% 5% 5% 5% Quick Service Restaurants Auto Parts/ Repair/Car Wash Full Service Restaurants Convenience/Fuel Pharmacies Dollar Stores Specialty Retailer Other 6% 5% 5% 4% 4% 4% 4% 3% 3% 2% 60% Tidal Wave Burger King Wendy's Caliber Collision Walgreens Dollar General Red Lobster ICWG Bob Evans Taco Bell Other 10% 25% 21% 39% 5%

Healthcare Finance  $181.4 million of balances as of December 31, 2024  Average loan size of $406,000  Strong historical credit performance to date  No delinquencies in this portfolio 17 Portfolio Mix by Borrower Use Portfolio Mix by Borrower Portfolio Mix by State 17 87% 9% 4% Dentists Veterinarians Other 30% 11% 6% 5%4%4% 3% 37% CA TX FL NY AZ WA IL Other 75% 20% 5% Practice Refi or Acquisition Owner Occupied CRE Project

2% 14% 11% 7% 17%10% 7% 2%0% 30% AAA/Aaa AA+/Aa1 AA/Aa2 AA-/Aa3 A+/A1 A/A2 A-/A3 BBB+/Baa1 BBB/Baa2 Non-Rated 34% 13% 12% 10% 9% 6% 6% 3% 2%2% 3% General Obligation Lease rental revenue Essential use equipment loans Water & sewer revenue Short term cash flow financing (BAN) Private Higher Education Tax Incremental Financing (TIF) districts Public higher education facilities Income Tax supported loans Sales tax, food and beverage tax, hotel tax Other 64% 6% 5% 4% 4% 4% 3% 2% 8% IN OK IA MO OH MI GA WA Other Public Finance  $485.9 million of balances as of December 31, 2024  Provides a range of credit solutions for government and not-for-profit entities  Borrowers’ needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing 18  No delinquencies or losses since inception Portfolio Mix by Repayment Source Borrower Mix by Credit Rating Portfolio Mix by State

C&I and Owner-Occupied Commercial Real Estate  $173.8 million of combined balances as of December 31, 2024  Current C&I LOC utilization of 31%  Average loan sizes  C&I: $768,000  Owner-occupied CRE: $855,000 19 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry 19 43% 31% 26% C&I - Term Loans Owner Occupied CRE C&I - Lines of Credit 35% 15%15% 9% 4% 22% IN CA AZ IL FL Other 48% 17% 13% 12% 6% 4% Other Services Manufacturing Construction Health Care and Social Assistance Real Estate and Rental and Leasing  Minimal office exposure; 1.3% of combined loan balances consisting of suburban office space

Residential Mortgage  $393.4 million of balances as of December 31, 2024 (includes home equity balances)  Historically direct-to-consumer originations centrally located at corporate headquarters  Focused on high quality borrowers – Average loan size of $203,000 – Average credit score at origination of 742 – Average LTV at origination of 80%  Strong historical credit performance 20 Concentration by State Concentration by Loan TypeNational Portfolio with Midwest Concentration 15% 3% 73% 4% 5% 20 72% 12% 2% 2% 2% 10% IN CA FL TX NY All other states 94% 4%1% 1% Single Family Residential Home Equity – LOC Home Equity – Closed End SFR Construction to Permanent

23% 21% 17% 30% 9% Specialty Consumer  $407.9 million of balances as of December 31, 2024  Direct-to-consumer and nationwide dealer network originations  Focused on high quality borrowers – Average credit score at origination of 778 – Average loan size of $27,000  Strong historical credit performance Concentration by State Concentration by Loan TypeGeographically Diverse Portfolio 211 14% 10% 6% 4% 4% 62% TX CA FL NC CO All other states 52% 37% 11% Trailers Recreational Vehicles Other Consumer

22 Appendix

Loan Portfolio Composition 23 1 Includes carrying value adjustments of $22.9 million, $24.1 million, $25.6 million, $26.9 million, $27.8 million, $32.5 million and $37.5 million associated with public finance loans as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Dollars in thousands 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 Commercial loans Commercial and industrial 96,008$ 126,108$ 129,349$ 133,897$ 115,585$ 111,199$ 120,175$ Owner-occupied commercial real estate 66,732 61,836 57,286 57,787 58,089 56,461 53,591 Investor commercial real estate 28,019 93,121 132,077 128,276 188,409 260,614 269,431 Construction 136,619 181,966 261,750 325,597 328,922 340,954 413,523 Single tenant lease financing 865,854 939,240 936,616 941,597 927,462 932,148 949,748 Public finance 592,665 621,032 521,764 498,262 486,200 462,730 485,867 Healthcare finance 387,852 272,461 222,793 213,332 202,079 190,287 181,427 Small business lending 108,666 123,750 218,506 239,263 270,129 298,645 331,914 Franchise finance 81,448 299,835 525,783 543,122 551,133 550,442 536,909 Total commercial loans 2,363,863 2,719,349 3,005,924 3,081,133 3,128,008 3,203,480 3,342,585 Consumer loans Residential mortgage 186,770 383,948 395,648 390,009 382,549 378,701 375,160 Home equity 17,665 24,712 23,669 22,753 21,405 20,264 18,274 Trailers 146,267 167,326 188,763 191,353 197,738 205,230 210,575 Recreational vehicles 90,654 121,808 145,558 145,475 150,151 150,378 149,342 Other consumer loans 28,557 35,464 43,293 43,847 48,638 48,780 48,030 Total consumer loans 469,913 733,258 796,931 793,437 800,481 803,353 801,381 Net def. loan fees, prem., disc. and other 1 53,886 46,794 37,365 35,234 32,657 29,047 26,680 Total loans 2,887,662$ 3,499,401$ 3,840,220$ 3,909,804$ 3,961,146$ 4,035,880$ 4,170,646$

Reconciliation of Non-GAAP Financial Measures 24 Dollars in thousands, except for per share data 2018 2019 2020 2021 2022 2023 2024 Total equity - GAAP $288,735 $304,913 $330,944 $380,338 $364,974 $362,795 $384,063 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $284,048 $300,226 $326,257 $375,651 $360,287 $358,108 $379,376 Common shares outstanding 10,170,778 9,741,800 9,800,569 9,754,455 9,065,883 8,644,451 8,667,894 Book value per common share $28.39 $31.30 $33.77 $38.99 $40.26 $41.97 $44.31 Effect of goodwill (0.46) (0.48) (0.48) (0.48) (0.52) (0.54) (0.54) Tangible book value per common share $27.93 $30.82 $33.29 $38.51 $39.74 $41.43 $43.77

Reconciliation of Non-GAAP Financial Measures 25 1 Assuming a 21% tax rate Dollars in thousands, except for per share data 4Q23 1Q24 2Q24 3Q24 4Q24 Total equity - GAAP $362,795 $366,739 $371,953 $385,129 $384,063 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $358,108 $362,052 $367,266 $380,442 $379,376 Total assets - GAAP $5,167,572 $5,340,667 $5,343,302 $5,823,259 $5,737,859 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) Tangible assets $5,162,885 $5,335,980 $5,338,615 $5,818,572 $5,733,172 Common shares outstanding 8,644,451 8,655,854 8,667,894 8,667,894 8,667,894 Book value per common share $41.97 $42.37 $42.91 $44.43 $44.31 Effect of goodwill (0.54) (0.54) (0.54) (0.54) (0.54) Tangible book value per common share $41.43 $41.83 $42.37 $43.89 $43.77 Total shareholders' equity to assets 7.02% 6.87% 6.96% 6.61% 6.69% Effect of goodwill (0.08%) (0.08%) (0.08%) (0.07%) (0.07%) Tangible common equity to tangible assets 6.94% 6.79% 6.88% 6.54% 6.62% Total interest income $66,272 $68,165 $70,961 $74,990 $77,771 Adjustments: Fully-taxable equivalent adjustments 1 1,238 1,190 1,175 1,133 1,152 Total interest income - FTE $67,510 $69,355 $72,136 $76,123 $78,923 Net interest income $19,807 $20,734 $21,327 $21,765 $23,551 Adjustments: Fully-taxable equivalent adjustments 1 1,238 1,190 1,175 1,133 1,152 Net interest income - FTE $21,045 $21,924 $22,502 $22,898 $24,703 Net interest margin 1.58% 1.66% 1.67% 1.62% 1.67% Adjustments: Effect of fully-taxable equivalent adjustments 1 0.10% 0.09% 0.09% 0.08% 0.08% Net interest margin - FTE 1.68% 1.75% 1.76% 1.70% 1.75%

Reconciliation of Non-GAAP Financial Measures 26 Dollars in thousands, except for per share data 4Q23 1Q24 2Q24 3Q24 4Q24 Total revenue - GAAP $27,208 $29,081 $32,360 $33,794 $39,487 Adjustments: Gain on prepayment of FHLB advance - - - - (1,829) Gain on termination of swaps - - - - (2,904) Adjusted revenue $27,208 $29,081 $32,360 $33,794 $34,754 Noninterest income $7,401 $8,347 $11,033 $12,029 $15,936 Adjustments: Gain on prepayment of FHLB advance - - - - (1,829) Gain on termination of swaps - - - - (2,904) Adjusted noninterest income $7,401 $8,347 $11,033 $12,029 $11,203 Noninterest expense $20,056 $21,023 $22,336 $22,794 $23,957 Adjustments: IT termination fees - - (452) - - Anniversary expenses - - (120) - - Adjusted noninterest expense $20,056 $21,023 $21,764 $22,794 $23,957 Noninterest expense to average assets 1.54% 1.62% 1.68% 1.64% 1.65% Effect of IT termination fees 0.00% 0.00% (0.03%) 0.00% 0.00% Effect of anniversary expenses 0.00% 0.00% (0.01%) 0.00% 0.00% Adjusted noninterest expense to average assets 1.54% 1.62% 1.64% 1.64% 1.65% Income before income taxes - GAAP 3,558$ 5,610$ 5,993$ 7,610$ 8,329$ Adjustments: IT termination fees - - 452 - - Anniversary expenses - - 120 - - Gain on prepayment of FHLB advance - - - - (1,829) Gain on termination of swaps - - - - (2,904) Adjusted income before income taxes $3,558 $5,610 $6,565 $7,610 $3,596

Reconciliation of Non-GAAP Financial Measures 27 1 Assuming a 21% tax rate Dollars in thousands, except for per share data 4Q23 1Q24 2Q24 3Q24 4Q24 Income tax provision (benefit) - GAAP (585)$ 429$ 218$ 620$ 999$ Adjustments:1 IT termination fees - - 95 - - Anniversary expenses - - 25 - - Gain on prepayment of FHLB advance - - - - (384) Gain on termination of swaps - - - - (610) Adjusted income tax provision (benefit) (585)$ 429$ 338$ 620$ 5$ Net income - GAAP 4,143$ 5,181$ 5,775$ 6,990$ 7,330$ Adjustments: IT termination fees - - 357 - - Anniversary expenses - - 95 - - Gain on prepayment of FHLB advance - - - - (1,445) Gain on termination of swaps - - - - (2,294) Adjusted net income $4,143 $5,181 $6,227 $6,990 $3,591 Diluted average common shares outstanding 8,720,078 8,750,297 8,656,215 8,768,731 8,788,793 Diluted earnings per share - GAAP 0.48$ 0.59$ 0.67$ 0.80$ 0.83$ Adjustments: Effect of IT termination fees - - 0.04 - - Effect of anniversary expenses - - 0.01 - - Effect of gain on prepayment of FHLB advance - - - - (0.16) Effect of gain on termination of swaps - - - - (0.26) Adjusted diluted earnings per share $0.48 $0.59 $0.72 $0.80 $0.41

Reconciliation of Non-GAAP Financial Measures 28 Dollars in thousands, except for per share data 4Q23 1Q24 2Q24 3Q24 4Q24 Return on average assets 0.32% 0.40% 0.44% 0.50% 0.50% Effect of IT termination fees 0.00% 0.00% 0.03% 0.00% 0.00% Effect of anniversary expenses 0.00% 0.00% 0.01% 0.00% 0.00% Effect of gain on prepayment of FHLB advance 0.00% 0.00% 0.00% 0.00% (0.10%) Effect of gain on termination of swaps 0.00% 0.00% 0.00% 0.00% (0.16%) Adjusted return on average assets 0.32% 0.40% 0.48% 0.50% 0.24% Return on average shareholders' equity 4.66% 5.64% 6.28% 7.32% 7.49% Effect of IT termination fees 0.00% 0.00% 0.39% 0.00% 0.00% Effect of anniversary expenses 0.00% 0.00% 0.10% 0.00% 0.00% Effect of gain on prepayment of FHLB advance 0.00% 0.00% 0.00% 0.00% (1.48%) Effect of gain on termination of swaps 0.00% 0.00% 0.00% 0.00% (2.34%) Adjusted return on average shareholders' equity 4.66% 5.64% 6.77% 7.32% 3.67% Return on average tangible common equity 4.72% 5.71% 6.36% 7.41% 7.58% Effect of IT termination fees 0.00% 0.00% 0.39% 0.00% 0.00% Effect of anniversary expenses 0.00% 0.00% 0.10% 0.00% 0.00% Effect of gain on prepayment of FHLB advance 0.00% 0.00% 0.00% 0.00% (1.49%) Effect of gain on termination of swaps 0.00% 0.00% 0.00% 0.00% (2.37%) Adjusted return on average tangible common equity 4.72% 5.71% 6.85% 7.41% 3.72%

Reconciliation of Non-GAAP Financial Measures 29 Dollars in thousands 4Q24 Tangible common equity $379,376 Adjustments: Accumulated other comprehensive loss 32,653 Adjusted tangible common equity $412,029 Tangible assets $5,733,172 Adjustments: Cash in excess of $300 million (166,410) Adjusted tangible assets $5,566,762 Adjusted tangible common equity $412,029 Adjusted tangible assets $5,566,762 Adjusted tangible common equity to adjusted tangible assets 7.40%